SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               June 30, 2000

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                        47-0648386
(State or other jurisdiction of  (Commission File               (IRS Employer
incorporation or organization)      Number)               Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                      (402)895-6640
(Address of principal             (Zip Code)  (Registrant's telephone number)
   executive offices)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective June 30, 2000, Werner Enterprises, Inc. (Werner) and five other large U.S. transportation companies contributed their non-asset based logistics businesses to Transplace.com, LLC (TPC), a new commonly owned logistics company. Werner has contributed its transportation logistics business and related intangible assets and $5.0 million of cash to TPC. In exchange for this disposition of assets, Werner received an equity interest in TPC of approximately 15%. This merger of the six transportation companies' logistics business was pursuant to an Initial Subscription Agreement dated April 19, 2000 and an Operating Agreement dated April 19, 2000, copies of which are filed as Exhibit 2.1 and 2.2 of this Form 8-K.

ITEM 5.   OTHER EVENTS.

     On July 13, 2000, Transplace.com announced that its operations had commenced as scheduled on July 1, 2000. This internet-based logistics business is commonly owned by Covenant Transport, Inc. (Nasdaq:CVTI); J.B. Hunt Transport Services, Inc. (Nasdaq:JBHT); M.S. Carriers, Inc. (Nasdaq:MSCA); Swift Transportation Co., Inc. (Nasdaq:SWFT); U.S. Xpress Enterprises, Inc. (Nasdaq:XPRSA); and Werner Enterprises, Inc. (Nasdaq:WERN). All the six founding carriers completed the conversion of their logistics businesses to Transplace.com effective July 1, 2000. A copy of the news release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  Financial statements of businesses acquired:

          Pursuant to Item 7(a) of Form 8-K, if required, the historical financial statements of Transplace.com specified by Rule 3-05 of Regulation S-X will be filed no later than September 13, 2000 under cover of Form 8-K/A.

     (b)  Pro forma financial information:

          Pursuant to Item 7(b) of Form 8-K, if required, the pro forma financial information specified by Article 11 of Regulation S-X with respect to the acquisition of an interest in Transplace.com will be filed no later than September 13, 2000 under cover of Form 8-K/A.

     (c)  Exhibits

          2.1 Initial Subscription Agreement of Transplace.com, LLC dated April 19, 2000.

          2.2  Operating Agreement of Transplace.com, LLC dated
               April 19, 2000.

          99.1 News release issued by Transplace.com on July 13, 2000.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      July 17, 2000                By:  /s/ John J. Steele
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                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      July 17, 2000                By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Vice President - Controller
                                              and Secretary